                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                            -----------------------

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  November 17, 2000

                                  CMGI, Inc.
             -----------------------------------------------------
            (Exact name of registrant as specified in its charter)

           Delaware                  000-23262           04-2921333
        --------------------------------------------------------------
        (State or other juris-      (Commission        (IRS Employer
      diction of incorporation)     File Number)     Identification No.)

        100 Brickstone Square, Andover, MA                 01810
     ----------------------------------------            ---------
     (Address of principal executive offices)           (Zip Code)


      Registrant's telephone number, including area code:  (978) 684-3600

                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 9.  Regulation FD Disclosure
         ------------------------

     On November 13, 2000 we conducted a conference call related to our financial guidance for the fiscal year ending July 31, 2001.

     We are furnishing the following information in response to questions received after the conference call. We do not intend to update this information, unless we believe that it is necessary to do so in accordance with Regulation FD.

     Q:    What were CMGI's holdings of publicly traded stock at
October 31, 2000?

     A:    Please see Table 1.
                      -------

     Q:    What were CMGI's holdings of publicly traded stock at
July 31, 2000?

     A:    Please see Table 2.
                      -------

     Q:   Can you help us understand how/why CMGI's stock holdings are designated as "available-for-sale" in its consolidated balance sheet and why these stock holdings are "carved out" from the total pool of public securities held by the company?

     A:   The classification of certain of our publicly traded stock holdings as "available-for-sale securities" in our consolidated balance sheet is governed by Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" (SFAS No. 115). Our holdings in publicly traded stock for which our ownership interest in the underlying company is greater than 20%, or for which it is determined that we can exercise significant influence over the underlying company, do not meet the criteria for classification as

"available-for-sale securities" under SFAS No. 115. These investments are accounted for on either the consolidation or equity method of accounting in our consolidated financial statements. In addition, certain of our holdings in publicly traded stocks are subject to various contractual lock-up agreements. If a marketable security carries restrictions on transferability for a period of greater than one year, the security does not meet the criteria for classification as "available-for-sale securities" under SFAS No. 115.

     Q: CMGI disclosed on the conference call that subsequent to July 31, 2000 AdForce was transitioned from the Interactive Marketing segment to the Infratructure segment and that Signatures Network would be transitioned from the Search & Portals segment to the e-Business and Fulfillment segment. Further, as a result of these reporting changes, results for the fiscal fourth quarter of the year ended July 31, 2000 would be reclassified. What are the fourth quarter results taking into account these reclassification(s)? What are the third quarter results, taking into account these reclassification(s)?

     A:   Please see Table 3.
                     -------

TABLE 1

SIGNIFICANT HOLDINGS OF PUBLICLY TRADED STOCK AS OF OCTOBER 31, 2000


                                                  Number of
Amounts in thousands                               Shares *
--------------------                              ---------
Engage, Inc.                                        152,339
NaviSite, Inc.                                       40,116
Pacific Century Cyberworks, Ltd.                    448,347
Terra Lycos, Inc.                                     6,786
Primedia, Inc.                                        8,000
Vicinity Corporation                                  4,636
Ventro Corporation                                    3,194
eBay, Inc.                                              282
divine interVentures, inc.                            4,749
Hollywood Entertainment Corporation                   4,358
Akamai Technologies, Inc.                               250
Netcentives, Inc.                                     1,694
Virage, Inc.                                          1,078






* -- Certain portions of our publicly-traded stock holdings ultimately may be attributable to CMGI@Ventures' profit members. Therefore, included on this schedule are only the portion of our total holdings which are expected to be attributable to CMGI. Also, excluded from our holdings on the above schedule are approximately 0.6 million shares of Yahoo!, Inc. common stock which we pledged in conjunction with a forward-sale agreement entered into during fiscal 2000.

TABLE 2

SIGNIFICANT HOLDINGS OF PUBLICLY TRADED STOCK AS OF JULY 31, 2000

                                       Number of
Amounts in thousands                    Shares *
                                       ---------
NaviSite, Inc.                           40,116
Engage, Inc.                            154,639
Pacific Century Cyberworks, Ltd.        448,347
Lycos, Inc.                              11,555
Primedia, Inc.                            8,000
Kana Communications, Inc.                 3,692
Vicinity Corporation                      4,596
Critical Path, Inc.                       1,316
eBay, Inc.                                1,224
divine InterVentures, inc.                4,749
Hollywood Entertainment Corporation       4,358
Ventro Corporation                        3,103
Netcentives, Inc.                         1,694
Akamai Technologies, Inc.                   250
Virage, Inc.                              1,078

*--Certain portions of our publicly-traded stock holdings ultimately may be attributable to CMGI@Ventures' profit members. Therefore, included on this schedule are only the portion of our total holdings which are expected to be attributable to CMGI. Also, excluded from our holdings on the above schedule are approximately 1.2 milion shares of Yahoo!, Inc. common stock which we pledged in conjunction with a forward-sale agreement entered into during fiscal 2000.

TABLE 3
-------

                                                                   Three Months Ended July 31, 2000
                                  --------------------------------------------------------------------------------------------------
                                                                                 Infrastructure     Internet
                                  Interactive    eBusiness and    Search and      and Enabling     Professional
                                   Marketing      Fulfillment       Portals       Technologies       Services    Other      Total
                                  --------------------------------------------------------------------------------------------------
(in thousands)
Net revenue                        $   72,546     $   171,327      $   67,792     $       35,096    $   30,487  $     -- $  377,248
Operating expenses:
  Cost of revenue                      40,838         151,493          33,044             61,666        21,525        --    308,566
  Research and development             13,507             569          26,786             11,604           225        --     52,691
  In-process research and
   development                         18,500              --              --                 --            --     1,246     19,746
  Selling                              40,184          14,980          79,006             21,116         3,052     2,953    161,291
  General and administrative           13,575          10,236          13,767             17,661         7,148    21,297     83,684
  Amortization of intangible
   assets and stock-based
   compensation                       138,013          38,839         219,981             82,760        51,379        51    531,023
                                  --------------------------------------------------------------------------------------------------
      Total operating expenses        264,617         216,117         372,584            194,807        83,329    25,547  1,157,001

      Operating loss              $  (192,071)    $   (44,790)     $ (304,792)    $     (159,711)   $  (52,842) $(25,547) $(779,753)
                                  ==================================================================================================


                                                                   Three Months Ended April 30, 2000
                                  --------------------------------------------------------------------------------------------------
                                                                                 Infrastructure    Internet
                                   Interactive   eBusiness and     Search and     and Enabling    Professional
                                    Marketing     Fulfillment       Portals       Technologies      Services     Other      Total
                                  --------------------------------------------------------------------------------------------------
(in thousands)
Net revenue                       $    64,783    $    69,253      $   63,073      $     26,460    $    9,575   $     --  $  233,144
Operating expenses:
  Cost of revenue                      46,941         58,160          29,393            45,869         7,955         --     188,318
  Research and development              9,883            711          28,308             9,191         1,578         --      49,671
  In-process research and
   development                         29,300             --              --            11,920            --         --      41,220
  Selling                              35,768          2,772          67,434            18,839         2,297      1,802     128,912
  General and administrative           15,814          5,659          13,149            12,581         4,104     10,007      61,314
  Amortization of intangible
   assets and stock-based
   compensation                       151,682          2,348         249,224            61,307        17,372         54     481,987
                                  --------------------------------------------------------------------------------------------------
     Total operating expenses         289,388         69,650          387,508          159,707        33,306     11,863     951,422

     Operating loss               $  (224,605)   $      (397)     $  (324,435)    $   (133,247)   $  (23,731)  $(11,863) $ (718,278)
                                  ==================================================================================================

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2000           CMGI, Inc.
                                  ----------
                                  (Registrant)



                                  By:  /s/ Andrew J. Hajducky, III
                                       -----------------------------------
                                       Andrew J. Hajducky III
                                       Executive Vice President, Chief Financial
                                       Officer and Treasurer